NEW YORK EXETER
GROUP FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
KBL Variable Account A
OF
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED MARCH 25, 2003
TO
PROSPECTUS DATED DECEMBER 31, 2002

Merger of Advisers and Sub-advisers

On or about April 1, 2003, Liberty Advisory Services Corp., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisers, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised or sub-advised various fund in the Liberty and Stein Roe families of funds, some of which are underlying Portfolios for the Sub-accounts available under your Certificate. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in these mergers and is now the investment adviser to the following underlying Portfolios for your Certificate: Stein Roe Money Market Fund, Variable Series.

All of the merged companies were direct or indirect subsidiaries of CMG, which in turn is a subsidiary of Fleet National Bank.

Sub-account Name Changes

Effective April 4, 2003, Stein Roe Money Market Fund, Variable Series will change its name to Liberty Money Market Fund, Variable Series, to reflect a change in the name of the underlying Portfolio.

NYMN.SUP	03/03